Exhibit 10.1
EXTENSION AGREEMENT
THIS EXTENSION AGREEMENT (this “Agreement”), dated as of May 10, 2021, is entered into by and among ENERGY TRANSFER LP, a Delaware limited partnership (the “Borrower”), the Consenting Lenders (as defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
WITNESSETH
WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower provided the Administrative Agent with a Notice of Extension on April 21, 2021, pursuant to which the Borrower requested that the Lenders consent to extend the then-effective Maturity Date for a period of one (1) year from December 1, 2023 to December 1, 2024 (the “Second Extension”) in accordance with Section 2.17 of the Credit Agreement, with such Second Extension to be effective as of the Second Extension Effective Date (as defined below); and
WHEREAS, each Lender party hereto as a “Consenting Lender” is willing to extend the Existing Maturity Date applicable to it to December 1, 2024 on the Second Extension Effective Date, subject to the terms and conditions set forth in the Credit Agreement and below.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.
Section 2.    Extension of Maturity Date.
(a)    The Lenders party hereto as Consenting Lenders, and constituting at least the Majority Lenders, hereby consent to the Second Extension to be effective on the Second Extension Effective Date. On the Second Extension Effective Date, the Existing Maturity Date and the Commitments of the Consenting Lenders shall be automatically extended for a period of one (1) year to December 1, 2024, while the Existing Maturity Date of the Loans and other obligations held by Lenders who are not Consenting Lenders (each such Lender, a “Non-Consenting Lender”) shall remain unchanged, and the Commitments of the Non-Consenting Lenders shall terminate on their respective Existing Maturity Date and all Loans of such Non-Consenting Lender shall be fully repaid, all as contemplated by Section 2.17(e) of the Credit Agreement, subject in all respects to the rights of the Borrower under Section 2.17(d) of the Credit Agreement.
(b)    For the avoidance of doubt, the Second Extension constitutes an “Extension Option” referenced in Section 2.17 of the Credit Agreement, and as of the Second Extension Effective Date, after giving effect to the Second Extension, the Borrower may exercise no more Extension Options pursuant to Section 2.17 of the Credit Agreement. This Agreement constitutes written notice to the Borrower and all of the Lenders of all consents given pursuant to the Credit Agreement with respect to this Second Extension.
Section 3.    Conditions to Second Extension Effective Date. The Second Extension shall become effective on the date on which the following conditions have been met (such date, the “Second Extension Effective Date”):
(a)    counterparts of this Agreement (including by facsimile or other electronic transmission), duly executed by the Borrower, the Administrative Agent and the Consenting Lenders have been delivered to the Administrative Agent; and

(b)    all fees required to be paid on the Second Extension Effective Date (including fees required to be paid pursuant to that certain Fee Letter, dated April 21, 2021 by and among the Borrower and the Administrative Agent), and all reasonable and documented out-of-pocket expenses required to be reimbursed in accordance with the Credit Agreement for which invoices have been presented to Borrower (including the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Administrative Agent) at least one (1) Business Day prior to the Second Extension Effective Date have been paid by the Borrower.
Section 4.    Ratification and Affirmation. The Borrower hereby (i) acknowledges the terms of this Agreement and (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect.
Section 5.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (i) it has duly taken all action necessary to authorize the execution and delivery by it of this Agreement and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder and (ii) this Agreement, when duly executed and delivered will be a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditor’s rights.
Section 6.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.14(b), (c) and (d) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
Section 7.    Miscellaneous. Section 10.10 (Counterparts; Integration; Effectiveness), Section 10.12 (Severability), and Section 10.15 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
Section 8.    No Waiver; Loan Document. The execution, delivery and effectiveness of this Agreement (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement. This Agreement shall be, and shall be construed and administered as, a Loan Document under the Credit Agreement.
Section 9.    Successors and Assigns. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

ENERGY TRANSFER LP

By: LE GP, LLC,
its general partner

By: /s/ Thomas E. Long
Name: Thomas E. Long
Title: Co-Chief Executive Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Consenting Lender

By: /s/ Nathan Starr
Name: Nathan Starr
Title: Director

BMO HARRIS BANK N.A.,
as a Consenting Lender

By: /s/ Matthew Davis
Name: Matthew Davis
Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Consenting Lender

By: /s/ Balaji Rajgopal
Name: Balaji Rajgopal
Title: Director

Fifth Third Bank, National Association,
as a Consenting Lender

By: /s/ Larry Hayes
Name: Larry Hayes
Title: Executive Director

BARCLAYS BANK PLC,
as a Consenting Lender

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

ROYAL BANK OF CANADA,
as a Consenting Lender

By: /s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

Mizuho Bank, Ltd.,
as a Consenting Lender

By: /s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Consenting Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.,
as a Consenting Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

GOLDMAN SACHS BANK USA,
as a Consenting Lender

By: /s/ Jacob Elder
Name: Jacob Elder
Title: Authorized Signatory

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Consenting Lender

By: /s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

PNC Bank, National Association,
as a Consenting Lender

By: /s/ Kyle T. Helfrich
Name: Kyle T. Helfrich
Title: Vice President

TRUIST BANK,
as a Consenting Lender

By: /s/ Samantha Sanford
Name: Samantha Sanford
Title: Vice President

The Bank of Nova Scotia, Houston Branch,
as a Consenting Lender

By: /s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

JPMorgan Chase Bank, N.A.,
as a Consenting Lender

By: /s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized Officer

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Consenting Lender

By: /s/ Ming K. Chu
Name: Matthew Davis
Title: Director

By: /s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

CANADIAN IMPERIAL BANK OF COMMERCE NEW YORK BRANCH,
as a Consenting Lender

By: /s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

By: /s/ Kevin James
Name: Kevin James
Title: Authorized Signatory

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Consenting Lender

By: /s/ Dixon Schultz
Name: Dixon Shultz
Title: Managing Director

By: /s/ Nimisha Srivastav
Name: Nimisha Srivastav
Title: Director

BBVA USA,
as a Consenting Lender

By: /s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

NATIXIS, NEW YORK BRANCH,
as a Consenting Lender

By: /s/ Yash Anand
Name: Yash Anand
Title: Managing Director

By: /s/ Arnaud Roberdet
Name: Arnaud Roberdet
Title: Vice President

MUFG BANK, LTD.,
as a Consenting Lender

By: /s/ Anastasiya Bykov
Name: Anastasiya Bykov
Title: Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION,
as a Consenting Lender

By: /s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

Citibank N.A.,
as a Consenting Lender

By: /s/ Michael Zeller
Name: Michael Zeller
Title: Vice President

BANK OF AMERICA, N.A.,
as a Consenting Lender

By: /s/ Robert Philips
Name: Robert Philips
Title: Director

U.S. Bank National Association,
as a Consenting Lender

By: /s/ Ryan Hutchins
Name: Ryan Hutchins
Title: Senior Vice President